EXHIBIT (3)(a)(i)


                                   SCHEDULE 1

                   CONTRACTS SUBJECT TO DISTRIBUTION AGREEMENT


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CONTRACT MARKETING NAME      POLICY FORM NOS.          SEC REGISTRATION NO.
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Commodore Nauticus            G800(95)-3               811-07299/33-59861
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Commodore Americus            A800(Q96)-3              811-07299/33-65409
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Commodore Mariner             A800(NQ96)-3             811-07299/33-65409
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Commodore Navigator           A801-BD(NQRev.3/97)-3    811-08017/333-19725
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Commodore Navigator           A801-BD(QRev.3/97)-3     811-08017/333-19725
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Commodore Navigator           G801-BD(97)-3            811-08017/333-19725
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Commodore Independence        A802(Q98)-3              811-08017/333-19725
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Commodore Independence        A802(NQ98)-3             811-08017/333-19725
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Commodore Advantage           A803(NQ98)-3             811-08017/333-19725
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Commodore Advantage           A803(Q98)-3              811-08017/333-19725
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Commodore Advantage           G803(98)-3               811-08017/333-19725
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                           EFFECTIVE DATE: MAY 1, 1998